SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
 of the Securities Exchange Act of 1934 (Amendment No. ___)
Filed by the Registrant [  ]
Filed by a Party other than the Registrant [x]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[x] Definitive Additional Materials
[  ] Soliciting Material Under Rule 14a-12
Essex Rental Corp.
(Name of Registrant as Specified In Its Charter)
Casey Capital, LLC
KC Gamma Opportunity Fund, LP
 Kevin M. Casey, Lee D. Keddie, John M. Climaco
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
1)            Title of each class of securities to which transaction applies:
2)            Aggregate number of securities to which transaction applies:
3)            Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)            Proposed maximum aggregate value of transaction:
5)            Total fee paid:
[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)            Amount Previously Paid:
2)            Form, Schedule or Registration Statement No.:
3)            Filing Party:
4)            Date Filed:

Casey Capital, LLC
 Lee D. Keddie
___________________

SUPPLEMENTAL PROXY MATERIALS

FOR

ANNUAL MEETING OF STOCKHOLDERS OF ESSEX RENTAL CORP.

to be held June 4, 2015

__________________

On May 7, 2015, Casey Capital, LLC and Lee D. Keddie filed a definitive proxy statement on Schedule 14A and an accompanying GOLD proxy card with the Securities and Exchange Commission in connection with Casey Capital's and Mr. Keddie's solicitation of proxies for the 2015 Annual Meeting of Stockholders of Essex Rental Corp. (the "Company") which will be held at the offices Hyde Park Holdings, LLC, 500 Fifth Avenue, 50th Floor, New York, New York 10110 on Thursday, June 4, 2015 at 10:00 A.M., and at any postponement or adjournment thereof. Casey Capital and Mr. Keddie intend to use such proxies to vote in favor of the election of Mr. Keddie and John Climaco to the Company's Board of Directors.
YOUR VOTE IS IMPORTANT!
We, the stockholders of the Company, must send a clear message to the Company's Board of Directors that the Company needs better corporate governance and cost-cutting measures. The best way to send this message is by supporting Casey Capital and Mr. Keddie's director nominees. To do so, you must sign, date and return the enclosed GOLD proxy card.

We urge you NOT to sign any white proxy card sent to you by the Company. If you have already done so, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card today in the postage-paid envelope provided. If you hold your shares in street-name, your custodian may also enable voting by telephone or by Internet—please follow the simple instructions provided on your GOLD proxy card.

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

D.F. King & Co., Inc.
Shareholders Call Toll-Free: (866) 406-2283
Banks and Brokers May Call Collect: (212) 269-5550

Casey Capital urges you to return the GOLD proxy card TODAY to unlock the true value of your investment in Essex Rental Corp.

CASEY CAPITAL, LLC ("CASEY CAPITAL") AND LEE D. KEDDIE INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE SOLICITATION OF PROXIES FROM STOCKHOLDERS OF ESSEX RENTAL CORP. (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2015 ANNUAL MEETING OF STOCKHOLDERS. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY KC GAMMA OPPORTUNITY FUND LP., CASEY CAPITAL, KEVIN M. CASEY, LEE D. KEDDIE, AND JOHN CLIMACO AND RELATED PARTICIPANTS IN THE SOLICITATION (COLLECTIVELY, THE "PARTICIPANTS"), WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND ARE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, D.F. KING & CO., INC., CASEY CAPITAL'S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING D.F. KING AT (212) 269-5550 OR TOLL-FREE AT (866) 406-2283.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS ARE CONTAINED IN THE SCHEDULE 14A TO BE FILED BY CASEY CAPITAL AND LEE D. KEDDIE WITH THE SEC. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE. MR. KEDDIE OWNS 500 SHARES OF THE COMPANY. CASEY CAPITAL, KC GAMMA AND MR. CASEY OWN 1,462,634 SHARES.

[FORM OF PROXYCARD]

ESSEX RENTAL CORP.
2015 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF CASEY CAPITAL, LLC, KC GAMMA
OPPORTUNITY FUND, LP, KEVIN M. CASEY AND LEE D. KEDDIE
THE BOARD OF DIRECTORS OF ESSEX RENTAL CORP.
IS NOT SOLICITING THIS PROXY
The undersigned appoints each of Kevin M. Casey and Lee D. Keddie, as attorney and agent with full power of substitution to vote all shares of common stock or preferred stock of Essex Rental Corp. (the "Company") which the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Stockholders of the Company scheduled to be held at the offices Hyde Park Holdings, LLC, 500 Fifth Ave., 50th Floor, New York, New York 10110, on Thursday, June 4, 2015 at 10:00 A.M (local time) (including any adjournments or postponements thereof and any meeting called in lieu thereof, the "Annual Meeting").
The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock or preferred stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Casey Capital, LLC, KC Gamma Opportunity Fund, LP and Kevin M. Casey (collectively, "Casey Capital") and Lee D. Keddie a reasonable time before this solicitation.
IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "AGAINST" PROPOSAL 2.
This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Casey Capital's solicitation of proxies for the Annual Meeting.
IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
 CONTINUED AND TO BE SIGNED ON REVERSE SIDE
 ☐Please mark vote as in this example

CASEY CAPITAL STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN
FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. CASEY CAPITAL
RECOMMENDS A VOTE AGAINST PROPOSAL 2.
1. Casey Capital's proposal to elect Lee D. Keddie and John M. Climaco to serve as Class A directors of the Company until the 2017 annual meeting of stockholders.
	FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
Lee D. Keddie	☐	☐	☐ _______________

John M. Climaco	☐	☐	☐ _______________

Each of Casey Capital and Lee D. Keddie does not expect that our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company's Bylaws and applicable law. In addition, each of Casey Capital and Lee D. Keddie has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).
Each of Casey Capital and Lee D. Keddie intends to use this proxy to vote "FOR" Mr. Keddie and Mr. Climaco. The names, background and qualification of the candidates who have been nominated by the Company, and other information about them, can be found in the Company's proxy statement.
Note: If you do not wish for your shares of Common Stock to be voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the name of the Nominee you do not support on the line below. Your shares will be voted for the remaining nominee.
2. Company's proposal to cast a non-binding advisory vote to approve executive compensation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

DATED:______________________________

_____________________________________ (Signature)

_____________________________________ (Signature, if held jointly)

_____________________________________ (Title)
WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.